EXHIBIT 32.2

CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 of Boeing Capital Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Russell A. Evans, Chief Financial Officer of the Company, certify, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 27, 2004	/S/ RUSSELL A. EVANS
Russell A. Evans
Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Boeing Capital Corporation and will be retained by Boeing Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.